                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                               September 30, 2005

                             PDG ENVIRONMENTAL, INC.
             (Exact name of registrant as specified in this charter)

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
          DELAWARE                       0-13667                 22-2677298
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

1386 BEULAH ROAD, BUILDING 801, PITTSBURGH, PA                      15235
   (Address of Principal Executive Offices)                       (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (412) 243-3200

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY IN A MATERIAL DEFINITIVE AGREEMENT

This Current Report on Form 8-K is being furnished to disclose that on September
8, 2005 Sky Bank increased the amount available under the base line of credit from $8 million to $11 million. Additionally, the interest rate on the line of credit may be lowered from the current prime plus 1/4% rate to a London
Interbank Offer Rate ("LIBOR") based pricing upon the attainment of certain operating leverage ratio. The initial LIBOR rate would be LIBOR plus 2.75% but would decrease to LIBOR plus 2.25% upon the attainment of certain operating leverage ratios.

The related loan documents were finalized and executed on September 30, 2005.


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ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

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
EXHIBITS                                DESCRIPTION
--------                                -----------
10         Twelfth Amendment to Loan Agreement, dated September 30, 2005, is made by and among PDG Environmental, Inc., Project Development Group,
           Inc., Enviro-Tech Abatement Services, Inc., and PDG, Inc., and Sky
           Bank.

10.1 Eleventh Modification of Open-Ended Mortgage and Security Agreement, dated September 30, 2005, is made by and among PDG Environmental, Inc., Project Development Group, Inc., Enviro-Tech Abatement
           Services, Inc., and PDG, Inc., and Sky Bank.

10.2 Fifth Amended and Restated Facility Note D, dated September 30, 2005, is made by and among PDG Environmental, Inc., Project Development
           Group, Inc., Enviro-Tech Abatement Services, Inc., and PDG, Inc., and
           Sky Bank.
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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PDG ENVIRONMENTAL, INC..


                                            By /s/ John C. Regan
                                               ---------------------------------
                                               JOHN C. REGAN
                                               CHAIRMAN, CHIEF EXECUTIVE OFFICER
                                               AND CHIEF FINANCIAL OFFICER

Date: October 5, 2005


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
                                  EXHIBIT INDEX

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
10     Twelfth Amendment to Loan Agreement, dated September 30, 2005, is made by and among PDG Environmental, Inc., Project Development Group, Inc.,
       Enviro-Tech Abatement Services, Inc., and PDG, Inc., and Sky Bank.

10.1 Eleventh Modification of Open-Ended Mortgage and Security Agreement, dated September 30, 2005, is made by and among PDG Environmental, Inc., Project Development Group, Inc., Enviro-Tech Abatement Services, Inc., and PDG, Inc., and Sky Bank.

10.2 Fifth Amended and Restated Facility Note D, dated September 30, 2005, is made by and among PDG Environmental, Inc., Project Development Group,
       Inc., Enviro-Tech Abatement Services, Inc., and PDG, Inc., and Sky Bank.


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